ADVANCED SERIES TRUST

AST Schroders Multi-Asset World Strategies Portfolio

Supplement dated September 23, 2014 to the

Prospectus dated April 28, 2014

This supplement should be read in conjunction with the Advanced Series Trust (the Trust) Prospectus (the Prospectus), dated April 28, 2014 and should be retained for future reference. The AST Schroders Multi-Asset World Strategies Portfolio (the Portfolio) may not be available under your variable contract. For more information about the portfolios available under your variable contract, please refer to your contract prospectus. Defined terms herein and not otherwise defined herein shall have meanings given to them in the Prospectus.

The Board of Trustees of the Trust recently approved a strategy change for the Portfolio, increasing the targeted equity range in the Portfolio from 40-60% to 50-70%. The strategy change was approved to provide the Subadvisers with more flexibility to invest in line with the Portfolio’s blended benchmark index.

To reflect these changes, the Prospectus is revised as follows:

        I.            The following replaces the section of the Prospectus entitled “MORE DETAILED INFORMATION ON HOW THE PORTFOLIOS INVEST – AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO – Principal Investment Strategies – Asset Allocation”:

Asset Allocation. The approximate allocations of the Portfolio across asset classes as of September 23, 2014 are set forth in the table below. Subject to then-current market, economic, and financial conditions, the Subadvisers expect that the assets of the Portfolio will be allocated in accordance with the ranges set forth in the table below. Such allocations and ranges are approximate and subject to change. The Portfolio may gain exposure to each asset class directly through investments in securities, through investments in Underlying Funds, or through the use of derivatives and other financial instruments. The anticipated investment ranges and the Portfolio’s actual exposure to the various asset classes referenced below will change over time, in response to changes in the Subadvisers’ assessment of changing market, economic, financial, and political conditions.

Asset Class	Approximate Current Allocation	Anticipated Investment Ranges
Equity Investments	65%	50-70%
Investment Grade Fixed Income Investments	21%	20-30%
Alternative Investments	12%	10-30%
Cash and Other Short-Term Investments	2%	0-20%

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

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